NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AMENDED COMMON STOCK PURCHASE WARRANT

ETHEMA HEALTH CORPORATION

Warrant Shares: 326,286,847
Date of Issuance: June 12, 2020 ("**Issuance Date**")

This AMENDED COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received (in connection with the issuance of the THIRD AMENDMENT TO THE AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE PROMISSORY NOTE to the Holder (as defined below) of even date (the "**Note**"), Leonite Capital, LLC, a Delaware limited liability company (including any permitted and registered assigns, each a "**Holder**"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from Ethema Health Corporation, a Colorado corporation (the "**Company**"), up to that number of shares of Common Stock equal to 20% (the "Warrant Shares Percentage") of the number of shares of Common Stock issued and outstanding,[1] which shall initially be 326,286,847 shares (the "**Warrant Shares**") (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share (defined below) then in effect. This Warrant is issued by the Company as of the date hereof in connection with those certain Securities Purchase Agreements, dated as of December 1, 2017, by and between the Company and the Holder (the "**Purchase Agreement**").

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 13 below. For purposes of this Warrant, the term "**Exercise Price**" shall mean $0.10, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term "**Exercise Period**" shall mean the period commencing three (3) months after the Issuance Date and ending on 5:00 p.m. eastern standard time on the five-year anniversary thereof.

1. EXERCISE OF WARRANT.

(a) *Exercise Price*. The purchase price per Warrant Share for the Warrant Shares issuable pursuant to the Warrant shall initially be $0.10. Provided however, that the Exercise Price shall be adjusted as follows (and pursuant to Section 2 hereof):

[1] The number of Warrant Shares shall be calculated upon each exercise based on the portion of the Warrant Shares Percentage that has not yet been previously exercised, multiplied by the number of shares of Common Stock issued and outstanding at the time of such exercise.

(1) If within two years from the Issuance Date, the Company issues any security, or obtains any financing in the form of either debt, equity, or a combination thereof, and in such transaction or series of transactions raises an amount equal to at least One Million USD ($1,000,000) (a "**Qualifying Transaction**"), then the purchase price shall be determined by the lower of (i) the amount determined in paragraph 1.(a)(2) below or (ii) the lower of the lowest price at which shares are (or can be, in the future) issued pursuant to the Qualifying Transaction. ; or

(2) If no Qualifying Transaction takes place within two years of the Issuance Date, or the date of exercise, whichever is earlier, then the purchase price shall be the lowest volume weighted average price, or VWAP, of the Common Stock over the last thirty (30) days immediately preceding (i) the Holder's exercise of the Warrants, (ii) the two year anniversary from the Date of Issuance, or (iii) the Date of Issuance, whichever is lower.

(b) *Mechanics of Exercise*. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the "**Exercise Notice**"), of the Holder's election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the third Trading Day (the "**Warrant Share Delivery Date**") following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the "**Aggregate Exercise Price**" and together with the Exercise Notice, the "**Exercise Delivery Documents**") in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to transmit to the Holder the respective shares of Common Stock by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder's sole discretion, and such failure shall be deemed an event of default under the Note.

If the Market Price of one share of Common Stock is greater than the Exercise Price and the Warrant Shares are not registered under an effective non-stale registration statement of the Company, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

$$X = \underline{Y\ (A-B)}$$

A

Where X = the number of Shares to be issued to Holder.

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A = the Market Price (at the date of such calculation).

B = Exercise Price (as adjusted to the date of such calculation).

(c) *No Fractional Shares*. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(d) *Holder's Exercise Limitations*. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

(e) For purposes of this Section 1, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "**Beneficial Ownership**

Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. Upon no fewer than 61 days' prior notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph and the provisions of this paragraph shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

2. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) *Distribution of Assets*. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "**Distribution**"), at any time after the issuance of this Warrant, then, in each such case:

(i) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(ii) the number of Warrant Shares shall be increased to a number of shares equal to the number of Common Shares obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of Common Shares of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system ("**Other Shares of Common Stock**"), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

(b) Proportional Adjustments of Outstanding Stock and Stock Dividends. If the Company shall at any time or from time to time after the date hereof, issue additional shares of its Common Stock to all of its current stockholders on a pro rata basis or pay a stock dividend in shares of Common Stock, then the Exercise Price shall be proportionately adjusted. Any adjustments under this Section 2(b) shall be effective at the close of business on the date the stock split becomes effective or the date of payment of the stock dividend, as applicable. For the avoidance of doubt, this adjustment shall not apply when shares of outstanding Common Stock are merged proportionally across all stockholders to form a smaller number of outstanding shares.

(c) Anti-dilution Adjustment. If at any time while this Warrant is outstanding, the Company sells or grants (or has sold or granted, as the case may be) any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities convertible into, exercisable for or otherwise entitled the person or entity the right to acquire shares of Common Stock at an effective price per share that is lower than the then Exercise Price (such lower price, the "**Base Exercise Price**" and such issuances, collectively, a "**Dilutive Issuance**") (it being agreed that if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced to a price equal the Base Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 2(c) in respect of an Exempt Issuance. For purposes of this Section 2(c), an "**Exempt Issuance**" means an issuance of shares (i) reserved as employee shares described under the Company's option pool now or created in the future, (ii) shares issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by the Company's Board of Directors (the "**Board**"), provided, however, that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (iii) shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement from a bank or similar financial institution approved by the Board; or (iv) shares with respect to which the Holder waives its anti-dilution rights granted hereby. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 2(c) shall be calculated as if all such securities were issued at the initial closing.

3. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the "**Successor Entity**"), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a "**Fundamental Transaction**"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the "**Alternate Consideration**") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue

to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.

4. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. REISSUANCE.

(a) *Lost, Stolen or Mutilated Warrant.* If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) *Issuance of New Warrants.* Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7. TRANSFER.

(a) *Notice of Transfer.* The Holder agrees that, if practicable, it will give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b) If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

(c) Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Sections 4.1 and 4.3 (subject, however, to the limitations set forth in Section 4.2), 4.4 and 4.5 of the Purchase Agreement (registration rights, expenses, and indemnity).

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts or federal courts located in New York. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. **THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY**. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. No Shorting. Neither the Holder nor any affiliate of the Holder shall execute any short sale (as defined in Rule 200 of Regulation SHO under the Exchange Act) of Common Stock at any time while the Note is outstanding.

13. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) "Nasdaq" means The Nasdaq Stock Market (www.Nasdaq.com).

(b) "Closing Sale Price" means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Nasdaq, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Nasdaq, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Nasdaq, or (iii) if no last trade price is reported for such security by Nasdaq, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c) "Common Stock" means the Company's common stock, and any other class of securities into which such securities may hereafter be reclassified or changed.

(d) "Common Stock Equivalents" means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e) "Principal Market" means the primary national securities exchange or over the counter market on which the Common Stock is then traded.

(f) "Market Price" means the highest traded price of the Common Stock during the thirty (30) Trading Days prior to the date of the respective Exercise Notice.

(g) "Trading Day" means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

* * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

ETHEMA HEALTH CORPORATION

By: ____________________
Name: Shawn E. Leon
Title: Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Stock Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Ethema Health Corporation, a Colorado corporation (the "Company"), evidenced by the attached copy of the Common Stock Purchase Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

   ☐ a cash exercise with respect to ____________ Warrant Shares; or

   ☐ by cashless exercise pursuant to the Warrant.

2. Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $__________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________________ Warrant Shares in accordance with the terms of the Warrant.

Date: ____________________________

____
(Print Name of Registered Holder)

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase ________________ shares of common stock of Ethema Health Corporation, to which the within Common Stock Purchase Warrant relates and appoints ____________________, as attorney-in-fact, to transfer said right on the books of Ethema Health Corporation with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: ________________

____
(Signature) *

____
(Name)

____
(Address)

____
(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Stock Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

ETHEMA HEALTH CORPORATION

Warrant Shares: 745,810,761
Date of Issuance: June 30, 2023 ("**Issuance Date**")

This AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received in connection with the Warrant Exchange Agreement of even date hereof (the "**Agreement**"), and the exchange of the Amended Common Stock Purchase Warrant dated June 12, 2020, Leonite Capital, LLC, a Delaware limited liability company (including any permitted and registered assigns, each a "**Holder**"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from Ethema Health Corporation, a Colorado corporation (the "**Company**"), up to 745,810,761 shares of the Company's Common Stock (the "**Warrant Shares**") (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share (defined below) then in effect.

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 13 below. For purposes of this Warrant, the term "**Exercise Price**" shall mean $0.001, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term "**Exercise Period**" shall mean the period beginning on the Issuance Date and ending on 5:00 p.m. eastern standard time on the four-year anniversary thereof.

1. EXERCISE OF WARRANT.

(a) *Mechanics of Exercise*. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the "**Exercise Notice**"), of the Holder's election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the third Trading Day (the "**Warrant Share Delivery Date**") following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the "**Aggregate Exercise Price**" and together with the Exercise Notice, the "**Exercise Delivery Documents**") in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case

there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to transmit to the Holder the respective shares of Common Stock by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder's sole discretion, and such failure shall be deemed an event of default under the Note.

If the Market Price of one share of Common Stock is greater than the Exercise Price and the Warrant Shares are not registered under an effective non-stale registration statement of the Company, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where X = the number of Shares to be issued to Holder.

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A = the Market Price (at the date of such calculation).

B = Exercise Price (as adjusted to the date of such calculation).

(b) *No Fractional Shares*. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) *Holder's Exercise Limitations*. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and

its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

(d) For purposes of this Section 1, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "**Beneficial Ownership Limitation**" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. Upon no fewer than 61 days' prior notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph and the provisions of this paragraph shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

2. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "**Distribution**"), at any time after the issuance of this Warrant, then, in each such case:

(i) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one

share of Common Stock, and (ii) the denominator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(ii) the number of Warrant Shares shall be increased to a number of shares equal to the number of Common Shares obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of Common Shares of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system ("**Other Shares of Common Stock**"), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

(b) Subdivision or Combination of Common Shares. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective. Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent. Such adjustment shall be made successively whenever any event covered by this Section 2(b) shall occur.

(c) Anti-dilution Adjustment. If at any time while this Warrant is outstanding, the Company sells or grants (or has sold or granted, as the case may be) any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities convertible into, exercisable for or otherwise entitled any person or entity the right to acquire shares of Common Stock at an effective price per share that is lower than the then Exercise Price (such lower price, the "**Base Exercise Price**" and such issuances, collectively, a "**Dilutive Issuance**") (it being agreed that if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced to a price equal the Base Exercise Price and the number of Warrant Shares issuable hereunder, shall be increased by a number of shares equal to 20% of the shares that are deemed to have been issued or issuable pursuant to the Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued, regardless of whether the Common Stock or Common Stock Equivalents are (1) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (2) actually converted or exercised at such Base Share Price by the holder thereof (for the avoidance of doubt, the Holder may utilize the Base Share Price even if the Company did not actually issue shares of its common stock at the Base Share Price under the respective Common stock Equivalents). In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 2(c) shall be calculated as if all such securities were issued at the initial closing. Notwithstanding the foregoing, no adjustment

will be made under this Section 2(c) in respect of an Exempt Issuance. For purposes of this Section 2(c), an "**Exempt Issuance**" means an issuance of shares (i) reserved as employee shares described under the Company's option pool now or created in the future, (ii) shares issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by the Company's Board of Directors (the "**Board**"), provided, however, that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (iii) shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement from a bank or similar financial institution approved by the Board; (iv) shares issued on debts currently owed to Shawn Leon, Eileen Greene or Leon Developments at or above the price of $.0005 per share and in total not to exceed $2,700,000.00; or (v) shares with respect to which the Holder waives its anti-dilution rights granted hereby. For avoidance of doubt, no adjustment will be made under this Section 2(c) with respect to an issuance with a Base Exercise Price equal to, or greater than, $0.001.

3. <u>FUNDAMENTAL TRANSACTIONS</u>. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the "**Successor Entity**"), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a "**Fundamental Transaction**"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the "**Alternate Consideration**") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.

4. <u>NON-CIRCUMVENTION</u>. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is

outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. REISSUANCE.

(a) *Lost, Stolen or Mutilated Warrant*. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) *Issuance of New Warrants*. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7. TRANSFER.

(a) *Notice of Transfer*. The Holder agrees that, if practicable, it will give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b) If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

(c) Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Sections 4.1 and 4.3 (subject, however, to the limitations set forth in Section 4.2), 4.4 and 4.5 of the Purchase Agreement (registration rights, expenses, and indemnity).

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date

on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts or federal courts located in Delaware. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. **THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY**. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. No Shorting. Neither the Holder nor any affiliate of the Holder shall execute any short sale (as defined in Rule 200 of Regulation SHO under the Exchange Act) of Common Stock at any time while the Note is outstanding.

13. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) "Nasdaq" means The Nasdaq Stock Market (www.Nasdaq.com).

(b) "Closing Sale Price" means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Nasdaq, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Nasdaq, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Nasdaq, or (iii) if no last trade price is reported for such security by Nasdaq, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as

mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c) "Common Stock" means the Company's common stock, and any other class of securities into which such securities may hereafter be reclassified or changed.

(d) "Common Stock Equivalents" means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e) "Principal Market" means the primary national securities exchange or over the counter market on which the Common Stock is then traded.

(f) "Market Price" means the highest traded price of the Common Stock during the thirty (30) Trading Days prior to the date of the respective Exercise Notice.

(g) "Trading Day" means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

* * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

ETHEMA HEALTH CORPORATION

DocuSigned by:

By: Shawn E. Leon

844D87D20AD44F9...

Name: Shawn E. Leon

Title: Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Stock Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Ethema Health Corporation, a Colorado corporation (the "Company"), evidenced by the attached copy of the Common Stock Purchase Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

   ☐ a cash exercise with respect to _________________ Warrant Shares; or
   ☐ by cashless exercise pursuant to the Warrant.

2. Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________________ Warrant Shares in accordance with the terms of the Warrant.

Date: ____________________________

____
(Print Name of Registered Holder)

By: ______________________________________
Name: _____________________________________
Title: ______________________________________

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase _______________ shares of common stock of Ethema Health Corporation, to which the within Common Stock Purchase Warrant relates and appoints ____________________, as attorney-in-fact, to transfer said right on the books of Ethema Health Corporation with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: __________________

____
(Signature) *

____
(Name)

____
(Address)

____
(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Stock Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this "***Agreement***") is entered into as of June 28, 2023, by and between **Ethema health Corporation**, a Colorado corporation (the "***Company***") and Leonite Capital LLC, a Delaware limited liability company (the "***Holder***" and together with the Company, the "***Parties***").

WHEREAS, the Company and the Holder are parties to that certain amended warrant, with an issuance date of June 12, 2020, for the exercise of a number of common shares of the Company equal to 20% of the number of shares of Common Stock issued and outstanding, which at the time of issuance was 326,286,847 shares, a copy of which is attached hereto as Exhibit A (the "***June 2020 Warrant***").

WHEREAS, the Parties desire to amend the terms of the June 2020 Warrant as described herein, by exchanging the June 2020 Warrant for the issuance of new amended and restated warrant, copy of which is attached hereto as Exhibit B (the "***New Warrant***").

NOW, THEREFORE, in consideration of the rights and benefits that they will each receive in connection with this Agreement, the parties, intending to be legally bound, agree as follows:

1. **Exchange**. The Company and Holder hereby exchange the June 2020 Warrant for the New Warrant (the "***Exchange***"). The New Warrant shall be issued pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act (as defined herein). For the avoidance of doubt, it is agreed that upon the consummation of the Exchange, the June 2020 Warrant will be null, void and of no further force and effect.

2. **Holding Period**. For the purposes of Rule 144, the Company represents, warrants and agrees that for the purposes of Rule 144, the holding period of the New Warrant will include the Holder's prior holding period of the June 2020 Warrant, which for avoidance of doubt shall have been deemed to have been acquired no later than June 12, 2020. The Company agrees not to take a position contrary to this Section 2 in any document, statement, setting, or situation. Assuming the accuracy of the representations and warranties of the Holder contained herein, the Company acknowledges and agrees that, (i) upon issuance in accordance with the terms hereof, any warrant shares issued pursuant to a cashless exercise of the New Warrant will be eligible to be immediately resold pursuant to Rule 144, and (ii) the Company is not aware of any event reasonably likely to occur that would reasonably be expected to result in such warrant shares becoming ineligible to be resold by the Holder pursuant to Rule 144.

3. **Deliverables**. Concurrently with the execution hereof, the Company shall deliver to the Holder the New Warrant duly exercised by the Company and issued to the Holder.

4. **Representations and Warranties of the Company**. The Company hereby represents and warrants to the Holder as of the date hereof as follows:

(a) Organization and Standing. The Company is a corporation duly organized, validly existing under, and by virtue of, the laws of Nevada, and is in good standing under such

laws. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties or financial condition.

(b) Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

(c) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations hereunder have been taken or will be taken prior to the Exchange. This Agreement has been duly executed by the Company and constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d) Offering. Subject in part on the accuracy of the Holder's representations herein, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from registration of under the Securities Act of 1933, as amended (the "***Securities Act***") and from all applicable state securities laws. The sole consideration for the issuance of the Shares is the Holder's surrender of the Warrant, and the mutual releases herein.

5. **Representations and Warranties of the Holder**. Holder hereby represents and warrants as of the date hereof to the Company as follows:

(a) Organization and Standing. The Holder is an entity duly organized, validly existing under, and by virtue of, the laws of the jurisdiction of its incorporation or formation, and is in good standing under such laws.

(b) Corporate Power. The Holder has all right, corporate, partnership, limited liability company or similar power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

(c) Authorization. All corporate, partnership, limited liability company or similar action, as applicable on the part of such Holder, necessary for the authorization, execution, delivery and performance of this Agreement and the performance of all of such Holder's obligations hereunder have been taken or will be taken prior to the Exchange. This Agreement has been duly executed by the Holder and constitutes valid and legally binding obligations of such Holder, enforceable against such Holder in accordance with their respective terms, subject to the

laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d) Own Account. Holder is acquiring the Shares for its own account.

(e) Holder Status. The Holder is either: (i) an "accredited Holder" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act. Such Holder is not required to be registered as a broker- dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "***Exchange Act***").

6. **Condition Precedent**. This Agreement is conditional on the Company making a payment in full by no later than July 20, 2023, pursuant to the payoff letter, dated June 28, 2023, sent by the Holder to the Company (the "***Payoff Letter***"). For avoidance of doubt, if payment in full pursuant to the Payoff Letter is not received by the Holder by July 20, 2023, this Agreement, and the transaction contemplated hereunder, including but not limited to the Exchange, shall be void ab initio.

7. Miscellaneous.

(a) Entire Agreement. This Agreement, together with the schedules attached hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written with respect to such matters.

(b) Notices. All notices, demands requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall occur first.

(c) Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(e) Successors and Assigns This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(f) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(g) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principals of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Delaware for the adjudication of any dispute hereunder or in connection herewith or the transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

(h) Survival. The representations and warranties contained herein shall survive the Exchange for the applicable statute of limitations.

(i) Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by email delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature was an original thereof.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ, an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant

or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Construction. The parties hereto agree that each of them and/or their respective counsel have reviewed and have had an opportunity to revise this Agreement and the schedules attached hereto. This Agreement shall be construed according to its fair meaning and not strictly for or against any party. The word "including" shall be construed to include the words "without limitation." In this Agreement, unless the context otherwise requires, references to the singular shall include the plural and vice versa.

(l) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THEPARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[*Remainder of page intentionally left blank*]

IN WITNESS WHEREOF, the Parties have caused this Exchange Agreement to be duly executed and delivered as of the date and year first written above.

COMPANY

ETHEMA HEALTH CORPORATION

DocuSigned by:

By: Shawn E. Leon

844D87D26AD44F9...

Name: Shawn E. Leon
Title: Chief Executive Officer

HOLDER

LEONITE CAPITAL LLC

DocuSigned by:

By:

A8B2B2A42E11451...

Name: Avi Geller
Title: Chief Investment Officer

[*Signature page to Exchange Agreement*]

EXHIBIT A

June 2020 Warrant

EXHIBIT B

New Warrant